                         SECOND AMENDMENT AND AGREEMENT

     THIS SECOND AMENDMENT AND AGREEMENT is made as of the 15th day of August, 2002, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with its principal office at 111 Westminster Street, Providence, Rhode Island 02903 ("FPM"), and SEMX CORPORATION, a Delaware corporation with its principal office at One Labriola Court, Armonk, New York 10504 (the "Company").

                              W I T N E S S E T H:

     WHEREAS, FPM and the Company are parties to a certain Amended and Restated Consignment Agreement dated as of June 30, 2000, as amended by a certain First Amendment and Agreement dated as of July 19, 2002 (as it has been or may be modified from time to time, the "Consignment Agreement"), pursuant to which FPM agreed to consign certain commodities to the Company upon the terms and conditions specified therein (the "Consignment Facility");

     WHEREAS, the Company's obligations under the Consignment Agreement are secured by that certain Security Agreement by and between FPM and the Company dated as of December 23, 1996 (as it has been or may be modified from time to time, the "Security Agreement"), pursuant to which the Company has granted to FPM a security interest in certain Collateral (as defined in the Security Agreement);

     WHEREAS, the Consignment Agreement, the Security Agreement and all other agreements, instruments and documents executed in connection with the Consignment Agreement (as they have been or may be modified from time to time) are sometimes hereinafter collectively referred to as the "Consignment Documents";

     WHEREAS, the Company has also obtained financing pursuant to Revolving Credit, Term Loan and Security Agreement dated October 29, 1999 (as it may have been or may be modified or replaced from time to time, the "PNC Agreement") among the Company, PNC Bank, National Association, as Agent ("PNC") and certain others; and

     WHEREAS, the Maturity Date is August 16, 2002 and the Company has requested an extension of the Maturity Date; and

     WHEREAS, FPM has agreed to do so, but only on the terms and conditions set forth herein.

     NOW THEREFORE, for value received and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consignment Limit. Section 1.10 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "1.10. 'Consignment Limit' means the lesser of:

         (a)   an amount equal to the lesser of:

               (i)       One Million Two Hundred Thousand Dollars ($1,200,000);
                         or

               (ii) The value (as determined pursuant to Paragraph 2.2 hereof) of up to Three Thousand Three Hundred Fifty-Five (3,355) fine troy ounces of gold minus the aggregate value of all Consigned Precious Metals returned to FPM pursuant to Paragraph 2.11(c) hereof; or

         (b) such other limit as FPM may approve in writing in its sole discretion."

     2. Maturity Date. Section 1.27 of the Consignment is hereby amended in its entirety to read as follows:

         "1.27 'Maturity Date' means September 16, 2002."

     3. Deferral of Certain Charge. FPM hereby defers the Company's obligation to pay a waiver and extension fee in the amount of $15,000.00 (which the Company hereby acknowledges as due and outstanding) (the "Deferred Fee") to August 29, 2002, provided however, that FPM agrees to waive the Deferred Fee upon FPM's receipt of satisfactory evidence on or before August 29, 2002 that the expiry dates of both: (a) a certain Irrevocable Documentary Standby Letter of Credit No. 8-0024 dated July 18, 2002 issued by Wilmington Trust FSB in favor for the account of ACI Capital Fund, LP for an amount not to exceed $250,000, and (b) a certain Irrevocable Standby Letter of Credit dated July 19, 2002 issued by PNC Bank, National Association in favor of Fleet Precious Metals, Inc. for an amount not to exceed $150,000, have been extended to no earlier than October 30, 2002.

     4. Conditions Precedent; Conditions Subsequent.

         (a) This Amendment shall be effective upon the satisfaction of each of the following:

               (i) execution and delivery of this Amendment by each of the Company and FPM;

               (ii) execution by the Company and delivery to FPM of the Company's resolutions substantially is the form attached as Exhibit A hereto; and

               (iii) receipt by FPM of the Company's payment of FPM's costs (including reasonable attorneys' fees and expenses of $3,000.00 through August 16, 2002) relating to the negotiation, drafting and execution of this Amendment and all matters incidental thereto.

         (b) The effectiveness of this Amendment shall be contingent upon receipt by FPM, either physically at FPM's vault in Providence, Rhode Island or through a recognized third party, of the return of 100 fine troy ounces gold of Consigned Precious Metal by close of business on August 23, 2002.

     5. Miscellaneous.

         (a) Except as amended hereby, the Consignment Documents shall remain in full force and effect and are in all respects hereby ratified and affirmed.

         (b) The Company hereby affirms each representation, warranty and covenant set forth in the Consignment Documents as if fully set forth herein in full. The Company acknowledges and confirms that there are no defenses, claims or setoffs available to the Company which would operate to limit its obligations under the Consignment Documents and hereby releases any and all such defenses, claims and setoffs, and hereby further releases any and all causes of action or any other type of claim against FPM or its employees, representatives, officers and agents of any type whatsoever, whether or not now known, and regardless of the nature of the same.

         (c) The Company shall pay all out-of-pocket expenses, costs and charges incurred by FPM (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.


WITNESS:                                   FLEET PRECIOUS METALS INC.


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


WITNESS:                                   SEMX CORPORATION


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

STATE OF NEW YORK
COUNTY OF __________

On the ____ day of August, 2002, before me personally came____________________, to me known, who, being by me duly sworn, did depose and say that he/she is the ________________________ of SEMX CORPORATION, and that the foregoing is his/her free act and deed and the free act and deed of SEMX Corporation.


                                                 -------------------------------
                                                 Notary Public
                                                 My Commission Expires


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

                                    EXHIBIT A

                         CERTIFIED CORPORATE RESOLUTIONS

To:  Fleet Precious Metals Inc.
     111 Westminster Street
     Providence, RI 02903
     Att'n:  Paul M. Mongeau
            Vice President

     The undersigned Secretary of SEMX CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies that at a meeting of the Board of Directors of the Corporation duly called and held as of the 15th day of August, 2002 at which meeting a quorum was duly present and acting throughout, the following votes were duly adopted:

     VOTED: That the Chairman, the President, any Vice President or Treasurer of the Corporation, signing singly, and their respective successors in office, be and they hereby are authorized, empowered and directed on behalf of the Corporation to do and perform all acts and things and to execute, acknowledge and deliver all instruments and documents of whatsoever kind and nature necessary or incidental to or required by Fleet Precious Metals Inc., a Rhode Island corporation ("FPM"), for the transaction of all of the business of the Corporation with FPM, and, without limiting the generality of the foregoing, in particular (i) to sign, endorse or deposit any and all drafts, notes, acceptances, documents of title, contracts for the opening of commercial credits and for the creation of acceptances, and spot or forward contracts in foreign exchange, and the use is hereby authorized of a rubber stamp endorsement on drafts, notes and acceptances whose proceeds are credited to any account of the Corporation with FPM; (ii) to borrow and otherwise effect consignments, loans and advances or any extensions of credit, at any time and in any amount or form, for this Corporation from FPM; (iii) to sell to or discount with FPM any or all commercial paper, receivables and other evidences of debt at any time held by the Corporation; and (iv) to pledge, hypothecate, mortgage, assign, transfer, endorse and deliver to FPM as security for the payment of any obligation at any time owed to FPM, any and all property of every description, real or personal, and any interest therein at any time held by the Corporation; and it is further

     VOTED: That the Corporation enter into a Second Amendment and Agreement (the "Second Amendment Agreement") with FPM pursuant to which the parties will amend that certain Amended and Restated Consignment Agreement by and between FPM and the Corporation dated as of June 30, 2000, as amended by a certain First Amendment and Agreement dated as of July 19, 2002 (the "Consignment Agreement"): (i) to extend the maturity of the consignment facility to September 16, 2002; and
               (ii) to make certain other conforming or otherwise necessary changes in the Consignment Agreement; which Amendment Agreement is to be substantially in the form presented to this meeting, with such changes in the text, form and terms thereof as the officer of the Corporation executing such document may deem necessary or desirable and proper (the necessity or desirability and propriety of such changes to be conclusively evidence by the execution and delivery of such document); and it is further

     VOTED: That the Chairman, the President, any Vice President or Treasurer be, and any one of them acting singly hereby is, authorized, empowered and directed to execute, acknowledge and deliver to FPM the Second Amendment on behalf of the Corporation; and it is further

     VOTED: That the Chairman, the President, any Vice President or Treasurer be, and any one of them hereby is, authorized, empowered and directed to execute, acknowledge and deliver to FPM any and all other documents (including, without limitation, any UCC Financing Statements) and to take any and all other action as such officer deems appropriate to effectuate the purposes of these resolutions; and any and all documents and agreements heretofore executed, acknowledged and delivered and acts or things heretofore done to effectuate the purposes of these resolutions are hereby in all respects ratified, confirmed and approved as the act or acts of the Corporation; and it is further

     VOTED: That FPM is hereby authorized to rely upon these resolutions and the following certificate of the Secretary of the Corporation until FPM receives written notice of the revocation thereof.

     I hereby certify that I have personally examined the Articles or Certificate of Incorporation and By-laws and all amendments thereto of the Corporation and the agreements, indentures and other instruments to which the Corporation is a party; that neither the resolutions set forth above nor any action taken or to be taken pursuant thereto are or will be in contravention of any provision or provisions of the Articles or Certificate of Incorporation or By-laws of the Corporation or any agreement, indenture or other instrument to which the Corporation is a party; that neither the Articles or Certificate of Incorporation of the Corporation nor any amendment thereto contains any provisions requiting any vote or consent of shareholders of the Corporation to authorize any creation of a security interest in all or any part of the

Corporation's property or any interest therein or to authorize any other action taken or to be taken pursuant to such resolutions; that the foregoing resolutions are and remain in full force and effect on and as of the date of this certificate, and have not been amended or revoked; and that the following were duly elected to and are now holding the offices set opposite their signatures:


Title                         Name                       Signature
-----                         ----                       ---------

Chairman
                             -----------------------     -----------------------

President
                             -----------------------     -----------------------

Vice President
                             -----------------------     -----------------------

Secretary, Treasurer and      Mark A. Koch
Controller                                               -----------------------



         I certify that attached hereto is a true and correct copy of the bylaws of the Corporation.

         IN WITNESS WHEREOF, I have set my hand and affixed the seal of the Corporation as of the ____ day of August, 2002.


                                                 -------------------------------
                                                 Mark A. Koch
                                                 Secretary



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